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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 1999

                           Commission File No. 1-12677

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                       Preferred Employers Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

                 Delaware                              65-0698779
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     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)               Identification No.)


                 10800 Biscayne Boulevard, Miami, Florida 33161
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (305) 893-4040

                                 Not Applicable
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         (Former name or former address, if changed since last report.)
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Item 5. Other Events.

            The Company hereby incorporates by reference herein the matters announced in the Company's press release dated May 7, 1999 (such press release is filed as Exhibit 99.1 hereto).

Item 7. Financial Statements and Exhibits.

      (c) Exhibits. The following document is being filed herewith by the Company as an exhibit to this Current Report on Form 8-K:

            99.1 Press release of the Company dated May 7, 1999.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 1999

                                       PREFERRED EMPLOYERS HOLDINGS, INC.


                                       By: /s/ WILLIAM R. DRESBACK
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                                           William R. Dresback
                                           Senior Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and
                                           Accounting Officer)
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Exhibit No.   Exhibits                                                  Page No.
                                                                        --------
99.1          Press release of the Company dated May 7, 1999.